SCUDDER

                           SCUDDER TAX FREE MONEY FUND

                                                         Two International Place
                                                                Boston, MA 02110
                                                                  (800) 225-5163

                                                                October 28, 1996
To the Shareholders:

     A Special Meeting of Shareholders of Scudder Tax Free Money Fund (the "Fund"), is to be held at 10:15 a.m., eastern time, on Tuesday, December 10, 1996, at the offices of Scudder, Stevens & Clark, Inc., 13th Floor, Two International Place, Boston, MA 02110. Shareholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement regarding the meeting, a proxy card(s) for your vote at the meeting and an envelope--postage prepaid--in which to return your proxy card(s) are enclosed.

     At the Special Meeting the shareholders will elect seven Trustees of the Fund, consider the ratification of the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants, and approve or disapprove of the elimination, addition or amendment of certain fundamental investment policies. In addition, the shareholders present will hear a report on the Fund. There will be an opportunity to discuss matters of interest to you as a shareholder.

     Your Fund's Trustees recommend that you vote in favor of each of the foregoing matters.

                                                   Respectfully,

                                                   /s/David S. Lee
                                                   David S. Lee
                                                   President

SHAREHOLDERS ARE URGED TO SIGN THE PROXY CARD(S) AND MAIL IT IN THE ENCLOSED POSTAGE PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.

                           SCUDDER TAX FREE MONEY FUND


                    Notice of Special Meeting of Shareholders

To the Shareholders of
Scudder Tax Free Money Fund:

Please take notice that a Special Meeting of Shareholders of Scudder Tax Free Money Fund (the "Fund"), has been called to be held at the offices of Scudder, Stevens & Clark, Inc., 13th Floor, Two International Place, Boston, MA 02110 on Tuesday, December 10, 1996, at 10:15 a.m., eastern time, for the following purposes:

     (1) To elect seven Trustees to hold office until their respective successors shall have been duly elected and qualified;

     (2) To ratify or reject the action taken by the Board of Trustees in selecting Coopers & Lybrand L.L.P. as independent accountants for the fiscal year ending December 31, 1997;

     (3) To approve or disapprove of the elimination, addition or amendment of certain fundamental investment policies.

The appointed proxies will vote on any other business as may properly come before the meeting or any adjournments thereof.

Holders of record of shares of beneficial interest of the Fund at the close of business on October 14, 1996 are entitled to vote at the meeting and at any adjournments thereof.



                                              By Order of the Board of Trustees,
October 28, 1996                              THOMAS F. McDonough, Secretary



IMPORTANT--We urge you to sign and date the enclosed proxy card(s) and return it in the enclosed addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card(s) may save the Fund the necessity and expense of further solicitations to ensure a quorum at the Special Meeting. If you can attend the meeting and wish to vote your shares in person at that time, you will be able to do so.

                           SCUDDER TAX FREE MONEY FUND
                             TWO INTERNATIONAL PLACE
                                BOSTON, MA 02110

                                 PROXY STATEMENT
                                     General

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Scudder Tax Free Money Fund (the "Fund") for use at the Special Meeting of Shareholders, to be held at the offices of Scudder, Stevens & Clark, Inc. ("Scudder"), 13th Floor, Two International Place, Boston, MA 02110, on Tuesday, December 10, 1996 at 10:15 a.m., eastern time, and at any adjournments thereof (collectively, the "Meeting").

     This Proxy Statement, the Notice of Special Meeting and the proxy card(s) are being mailed to shareholders on or about October 28, 1996, or as soon as practicable thereafter. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each proposal referred to in the Proxy Statement. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary of the Fund at the principal executive office of the Fund, Two International Place, Boston, MA 02110) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund.

     The presence at any shareholders' meeting, in person or by proxy, of shareholders entitled to cast a majority of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

     Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for proposals (1) and (2) which require the affirmative vote of a plurality and majority, respectively, of shares voting at the Meeting. Abstentions and broker non-votes will have the effect of a "no" vote for proposal (3), which requires the affirmative vote of a specified percentage of the outstanding shares of the Fund or of such shares present at the Meeting.

     Holders of record of shares of the Fund at the close of business on October 14, 1996 (the "Record Date"), will be entitled to one vote per share on all business of the Meeting and any adjournments. There were 221,743,647 shares of the Fund outstanding on the Record Date.

     The Fund provides periodic reports to all shareholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for the Fund, without charge, by calling (800) 225-2470 or writing the Fund at P.O. Box 2291, Boston, Massachusetts 02107-2291.

                            (1) ELECTION OF TRUSTEES

     The persons named on the accompanying proxy card(s) intend, in the absence of contrary instructions, to vote all proxies in favor of the election of the nominees listed below as Trustees of the Fund to serve until their successors are duly elected and qualified. The nominees have consented to stand for election and to serve if elected. If the nominees should be unable to serve, an event not now anticipated, the proxies will be voted for such persons, if any, as shall be designated by the Board of Trustees to replace such nominee. The Trustees recommend that shareholders vote in favor of the election of the nominees listed below.

Information Concerning Nominees

     The following table sets forth certain information concerning the nominees as Trustees of the Fund. With the exception of Ms. Quirk, each of the nominees is now a Trustee of the Fund. Unless otherwise noted, the nominees have engaged in the principal occupation or employment listed in the following table for more than five years, but not necessarily in the same capacity.

                                   Present Office with the
                                   Fund, if any; Principal                             Shares
                                  Occupation or Employment          Year First       Benefically
                              and Directorships in Publicly          Became a          Owned on         Percent
     Name (Age)                         Held Companies                Trustee     August 31, 1996(1)    of Class
 ------------------------     -----------------------------         ----------    ------------------    --------

 David S. Lee (62)*#      President;  Managing Director of Scudder,     1983          774,525(2)         0.34%
                          Stevens & Clark,  Inc.; Trustee Emeritus,
                          New  England  Medical  Center.   Mr.  Lee
                          serves on the boards of an  additional 30
                          funds managed by Scudder.

 E. Michael Brown         Managing  Director of Scudder,  Stevens &     1995              0               --
 (56)*                    Clark,  Inc.  Mr.  Brown  serves  on  the
                          boards   of  an   additional   two  funds
                          managed by Scudder.

 Dawn-Marie Driscoll      Executive Fellow,   Center  for  Business     1988            14,644(3)       Less than
 (49)                     Ethics,  Bentley   College;    President,                                      1/4 of 1%
                          Driscoll Associates;  Director of several
                          private  companies.   Prior  to 1990, law
                          partner (Palmer & Dodge);  Vice President
                          of Corporate Affairs and General Counsel,
                          Filene's.   Ms. Driscoll   serves  on the
                          boards of an additional 15 funds  managed
                          by  Scudder.



                                       2

                                   Present Office with the
                                   Fund, if any; Principal                             Shares
                                  Occupation or Employment          Year First       Benefically
                              and Directorships in Publicly          Became a          Owned on         Percent
     Name (Age)                         Held Companies                Trustee     August 31, 1996(1)    of Class
 ------------------------     -----------------------------         ----------    ------------------    --------

 Peter B. Freeman (64)#   Corporate Director and Trustee;  Trustee,     1979            1,000          Less than
                          Eastern  Utilities  Associates  (electric                                    1/4 of 1%
                          utility   holding   company);   Director,
                          AMICA   Life    Insurance    Co.,   AMICA
                          Insurance  Co.  and  Providence   Journal
                          Company  (multi-media  company);   former
                          President,  Fields Point  Management  Co.
                          and   Goelet    Estate    Co.    (private
                          investment     management     companies);
                          Chairman,  Rhode Island School of Design.
                          Mr.  Freeman  serves on the  boards of an
                          additional 26 funds managed by Scudder.

 George M. Lovejoy, Jr.   President and Director,  Fifty Associates     1979            4,653          Less than
 (66)#                    (real estate investment trust);  Director                                    1/4 of 1%
                          or  Trustee  of  various  for-profit  and
                          not-for-profit  organizations.  Prior  to
                          1994,  Chairman,  Meredith  & Grew,  Inc.
                          (real  estate  services   company).   Mr.
                          Lovejoy   serves  on  the  boards  of  an
                          additional 12 funds managed by Scudder.

 Kathryn L. Quirk (43)*   Managing  Director of Scudder,  Stevens &     --                0               --
                          Clark,  Inc.  Ms.  Quirk  serves  on  the
                          board of one  additional  Fund managed by
                          Scudder.

 Jean C. Tempel (53)      General Partner, TL Ventures,  (a venture     1994           101,189         Less than
                          capital    fund);    Director,    Sonesta                                    1/4 of 1%
                          International   Hotels,  Inc.;  Director,
                          Centocor,     Inc.     (diagnostic    and
                          pharmaceutical     biotechnology    co.);
                          Director,  Cambridge Technology Partners,
                          Inc.    (a   systems    integration    on
                          client/server  platform  co.) and several
                          private   companies.   Prior   to   1993,
                          President   of   Safeguard   Scientifics,
                          Inc.;  Executive Vice President and Chief
                          Operating  Officer of The Boston Company.
                          Ms.  Tempel  serves  on the  boards of an
                          additional 15 funds managed by Scudder.

                                       3

 All Trustees and Officers as a group                                                 899,686(4)       Less than
                                                                                                          1%



* Persons considered by the Fund and its counsel to be persons who are "interested persons" (which as used in this Proxy Statement is as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or of the Fund's investment adviser, Scudder, Stevens & Clark, Inc. (the "Adviser") Messrs. Lee and Brown and Ms. Quirk are deemed to be "interested persons" because of their affiliation with the Adviser, or because they are Officers of the Fund or both.

# Messrs. Lee, Freeman and Lovejoy are members of the Executive Committee of the Fund.

(1) The information as to beneficial ownership is based on statements furnished to the Fund by the nominees and Trustees. Unless otherwise noted, beneficial ownership is based on sole voting and investment power.

(2) Mr. Lee's shares are held in a fiduciary capacity as to which he shares investment and voting power.

(3) Ms. Driscoll's total includes 12,414 shares owned by members of her family to which she shares investment and voting power.

(4) Of which 111,747 shares are held with sole investment and voting, and 786,939 shares are held with shared investment and voting power.

     Except as noted above, to the best of the Fund's knowledge, as of August 31, 1996, no other person owned beneficially more than 5% of the Fund's outstanding voting securities.

Responsibilities of the Board--Board and Committee Meetings

     The Board of Trustees is responsible for the general oversight of the Fund's business. A majority of the Board's members are not affiliated with the Adviser. These "Independent Trustees" have primary responsibility for assuring that the Fund is managed in the best interests of its shareholders.

     The Board of Trustees meets at least quarterly to review the investment performance of the Fund and other operational matters, including policies and procedures designated to assure compliance with various regulatory requirements. At least annually, the Independent Trustees review the fees paid to the Adviser and its affiliates for investment advisory services and other administrative and shareholder services. In this regard, they evaluate, among other things, the Fund's investment performance, the quality and efficiency of the various other services provided, costs incurred by the Adviser and its affiliates, and comparative information regarding fees and expenses of competitive funds. They are assisted in this process by the Fund's independent public accountants and by independent legal counsel selected by the Independent Trustees.

     All of the Independent Trustees serve on the Committee on Independent Trustees, which nominates Independent Trustees and considers other related matters, and the Audit Committee, which selects the Fund's independent public accountants and reviews accounting policies and controls. In addition, Independent Trustees from time to time have established and served on task forces and subcommittees focusing on particular matters such as investment, accounting and shareholder service issues.

     The Independent Trustees met 16 times during 1995, including Board and Committee meetings and meetings to review the Fund's contractual arrangements as described above. As a group, the Independent Trustees had a 100% attendance record for all such meetings.

Executive Officers

     In addition to Mr. Lee, a Trustee who is also an Officer of the Fund, the following persons are Executive Officers of the Fund:

                                            Present Office with the Fund;                  Year First
             Name (Age)                 Principal Occupation or Employment(1)         Became an Officer (2)
             ----------                 -----------------------------------           -----------------
 Donald C. Carleton (62)             Vice President; Managing Director of                     1987
                                     Scudder, Stevens & Clark, Inc.

 K. Sue Cote (34)                    Vice President; Principal of Scudder,                    1995
                                     Stevens & Clark, Inc.

 Jerard K. Hartman (63)              Vice President; Managing Director of                     1990
                                     Scudder, Stevens & Clark, Inc.

 Thomas W. Joseph (57)               Vice President; Principal of Scudder,                    1986
                                     Stevens & Clark, Inc.

 Thomas F. McDonough (49)            Vice President and Secretary; Principal of               1984
                                     Scudder, Stevens & Clark, Inc.

 Pamela A. McGrath (42)              Vice President and Treasurer; Managing                   1990
                                     Director of Scudder, Stevens & Clark, Inc.

 Edward J. O'Connell (51)            Vice President and Assistant Treasurer;                  1993
                                     Principal of Scudder, Stevens & Clark, Inc.

 Coleen Downs Dinneen (35)           Assistant Secretary; Vice President of                   1992
                                     Scudder, Stevens & Clark, Inc.


(1) Unless otherwise stated, all Executive Officers have been associated with Scudder for more than five years, although not necessarily in the same capacity.

(2) The President, Treasurer and Secretary each hold office until his or her successor has been duly elected and qualified, and all other officers hold office in accordance with the By-Laws of the Fund.

Compensation of Officers and Trustees

     The Independent Trustees receive the following compensation from the Fund: an annual trustee's fee of $4,000; a fee of $300 for attendance at each Board meeting, audit committee meeting, or other meeting held for the purposes of considering arrangements between the Fund and the Adviser or any Affiliate of the Adviser; $100 for any other committee meeting (although in some cases the Independent Trustees have waived committee meeting fees); and reimbursement of expenses incurred for travel to and from Board Meetings. No additional compensation is paid to any Independent Trustee for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences, service on special trustee task forces or subcommittees or service as lead or liaison trustee. Independent Trustees do not receive any employee benefits such as pension, retirement or health insurance.

     The Independent Trustees also serve in the same capacity for other funds managed by the Adviser. These funds differ broadly in type and complexity and in some cases have substantially different Trustee fee schedules. The following table shows the aggregate compensation received by each Independent Trustee during 1995 from the Fund and from all of Scudder Funds as a group.

                             Fund                      All Scudder Funds
                             ----                      -----------------
 Dawn-Marie Driscoll        $8,600              $92,800               (16 funds)
 Peter B. Freeman           $8,600             $126,750*             (26 funds*)
 George M. Lovejoy, Jr.     $8,600             $112,900+++         (12 funds+++)
 Jean C. Tempel             $8,600              $92,200+++         (15 funds+++)


* This does not include membership on the Board of Institutional Equity Portfolio which commenced operations on April 3, 1996.

+++ This does not include membership on the Board of Scudder High Yield Bond Fund which commenced operations on June 28, 1996.

     Members of the Board of Trustees who are employees of Scudder or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of Scudder, which in turn receives an investment advisory fee from the Fund.

Required Vote

     Election of the listed nominees for Trustee requires the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy. The Trustees recommend that shareholders vote in favor of the nominees.

                (2) RATIFICATION OR REJECTION OF THE SELECTION OF
                            INDEPENDENT ACCOUNTANTS

     At a meeting held on August 13, 1996, the Board of Trustees of the Fund, including a majority of the Independent Trustees, selected Coopers & Lybrand L.L.P. to act as independent accountants for the Fund for the fiscal year ending December 31, 1997. Coopers & Lybrand L.L.P. are independent accountants and have advised the Fund that they have no direct financial interest or material indirect financial interest in the Fund. One or more representatives of Coopers & Lybrand L.L.P. are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by shareholders or management.

     The Fund's financial statements for the fiscal year ended December 31, 1995 were audited by Coopers & Lybrand L.L.P. The Fund's financial statements for the fiscal year ended December 31, 1996 will be audited by Coopers & Lybrand L.L.P. In connection with its audit services, Coopers & Lybrand L.L.P. reviews the financial statements included in the Fund's annual and semiannual reports.

Required Vote

     Ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. The Trustees recommend that shareholders ratify the selection of Coopers & Lybrand L.L.P. as independent accountants.

            (3) APPROVAL OR DISAPPROVAL OF THE ELIMINATION, ADDITION
                       OR AMENDMENT OF CERTAIN FUNDAMENTAL
                               INVESTMENT POLICIES

     As described in the following proposals, the Trustees are recommending that shareholders approve a number of changes to the Fund's fundamental investment restrictions, including the elimination of certain restrictions. Generally, the purpose of these proposed changes is to increase the Fund's investment flexibility and to bring the Fund's policies more in line with those of many other Scudder funds.

     These changes largely reflect the elimination of certain investment restrictions which were required at one time by various state securities authorities but which are no longer required under current regulations.

     The adoption of any of these proposals is not contingent on the adoption of any other proposal.

Required Vote

     Approval of each of these proposals requires the vote of a majority of the outstanding voting securities of the Fund, which as used in this proposal means,
(1) the holders of more than 50% of the outstanding shares of the Fund or (2) the holders of 67% or more of the shares present if more than 50% of the shares are present at a meeting in person or by proxy, whichever is less. The Trustees have considered various factors and believe that these proposals are in the best interests of the Fund's shareholders. If a proposal is not approved, the Fund's present fundamental investment restriction will remain in effect and a shareholder vote would be required before the Fund could engage in activities prohibited by a fundamental restriction. The Trustees recommend that shareholders vote in favor of the elimination or amendment of certain of the Fund's investment restrictions as described in Proposals A-F below.

A. Approval Or Disapproval Of Amendments To The Fund's Investment Restriction With Respect To Investments In Real Estate

     The Trustees are recommending that the Fund's fundamental investment restriction relating to investments in real estate be revised to grant the Fund the maximum flexibility in light of current regulatory requirements. The proposed policies are consistent with the equivalent policies of other funds managed by Scudder. The current restriction states as follows:

     "The Fund may not. . .

     purchase or sell real estate (except that the Fund may invest in (i) securities of companies which deal in real estate or mortgages, and (ii) securities secured by real estate or interests therein); the Fund may not purchase or sell physical commodities or contracts relating to physical commodities;"

     The proposed amendments would provide maximum flexibility to invest in real estate related securities.

     The proposed amended fundamental investment restriction regarding real estate would read as follows:

     "The Fund may not. . .

     purchase or sell real estate (except that the Fund may invest in (i) securities of companies which deal in real estate or mortgages, and (ii) securities secured by real estate or interests therein)."

     To the extent the Fund invests in real estate-related securities, it will be subject to the risks associated with the real estate market. These risks may include declines in the value of real estate, changes in general or local economic conditions, overbuilding, difficulty in completing construction, increased competition, changes in zoning laws, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will increase the costs of obtaining financing, which may result in a decrease in the value of such investments. Finally, management of real estate, even on a temporary or emergency basis, requires different skills and experience than managing a pool of securities.

     In addition, the Fund will adopt a new fundamental restriction to separately address the treatment of commodities. The new fundamental restriction regarding commodities would read as follows:

     "The Fund may not. . .

     purchase or sell physical commodities or contracts relating to physical commodities."

     The adoption of the above restriction is made solely to separate the two restrictions.

B. Approval Or Disapproval Of An Amendment To The Fund's Investment Restriction Regarding The Issuance Of Senior Securities

     The Trustees are recommending that the fundamental investment restriction relating to the issuance of senior securities be clarified and rephrased consistent with the equivalent policies of other funds managed by Scudder. The proposed amendment would replace the current restriction, which states that:

     "The Fund may not. . .

     issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur and except for shares of the separate classes or series of the Fund;"

     The Trustees propose that this policy be amended to read as follows:

     "The Fund may not. . .

     issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and except for shares of the separate classes or series of the Fund, provided that collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction."

C. Approval Or Disapproval Of Amendments To The Fund's Investment Restriction With Respect To Concentration Of Its Assets

     The Trustees are recommending that the Fund's fundamental investment restriction with respect to concentration of its assets be revised to make it clear that the Fund may invest more than 25% of its total assets in the securities of agencies or instrumentalities of the U.S. government. The current restriction states as follows:

     "The Fund may not. . .

     purchase (a) private activity bonds or (b) securities which are neither municipal obligations or securities of the U.S. Government, its agencies or instrumentalities, if in either case the purchase would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry (for purposes of this restriction, telephone companies are considered to be in a separate industry from gas and electric public utilities, and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents);"

     The proposed amended fundamental restriction, which makes certain other clarifying changes, would read as follows:

     "The Fund may not. . .

     purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of the Fund at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation in respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, in municipal obligations issued by governments or political subdivisions of governments, or in certificates of deposit or bankers' acceptances issued by domestic banks; or"

     Scudder recommended this amendment to the Trustees to make it clear that the Fund may invest in the securities of the agencies or instrumentalities of the U.S. government without regard to the 25% limit. Scudder believes that the current restriction does not prevent the Fund from investing in such securities without limit, because the Securities and Exchange Commission (the "SEC") takes the position that government issuers, including agencies and instrumentalities of a governmental issuer, are not members of any industry. However, the proposed amendment is being made to avoid any ambiguity in the future, as well as to make that provision of the restriction consistent with the equivalent policies of other funds managed by Scudder. Because private activity bonds are considered representative of the industry in which the obligor is engaged, no explicit reference to private activity bonds is necessary. The omission in the amended policy of any reference to private activity bonds does not imply a change to the Fund's fundamental policy limiting to 25% its investment in issuers engaged in the same industry.

D. Approval  Or  Disapproval  Of  The   Elimination  Of  The  Fund's  Investment
   Restriction Concerning Securities Eligible For Purchase

     The Trustees are recommending that the Fund's fundamental restriction concerning securities eligible for purchase be eliminated because the 1940 Act requires that a mutual fund enumerate in its prospectus and Statement of Additional Information types of securities in which the Fund will invest. There is no Federal or State requirement that such a practice be designated a Fundamental Policy, and therefore, this express investment restriction ("The Fund may not purchase securities other than those described in the Fund's prospectus or statement of additional information") is unnecessary.

E. Approval Or Disapproval of Amendments To The Fund's Investment Restriction With Respect To Municipal Securities

     The Trustees are recommending that the Fund's fundamental investment restriction with respect to municipal securities be revised to reflect the fact that the Fund has achieved normal operating conditions. The current restriction states as follows:

     "The Fund may not...

     purchase securities which are not municipal obligations if such purchase would cause more than 20% of the Fund's total assets to be invested in such securities, except that the Fund may invest more than 20% of its total assets in such securities prior to the time normal operating conditions have been achieved and during other than normal market conditions."

     The proposed amended fundamental restriction, which makes certain other clarifying changes, would read as follows:

     "The Fund may not...

     purchase securities which are not tax free obligations if such purchase would cause more than 20% of its total assets to be invested in such securities, except that for temporary defensive purposes, the Fund may invest more than 20% of its total assets in securities the interest income from which may be subject to federal income tax (i) to meet temporary liquidity requirements, (ii) during the periods between the commitment to purchase municipal securities and the settlement date of such purchases and
     (iii) during other than normal market conditions."

F. Approval or Disapproval Of Amendments To The Fund's Investment Restriction With Respect To Diversification:

     The Trustees are recommending that the Fund's fundamental investment restriction with respect to diversification be modified to give the Fund greater flexibility to obtain commitments from third parties to assure that particular portfolio securities satisfy the Fund's credit, maturity and liquidity standards.

     The SEC has proposed extensive changes to the principal rule governing the operations of money market funds - Rule 2a-7 ("Rule") under the 1940 Act. The Rule is intended to help assure that money market funds can maintain a stable net asset value. It contains extensive restrictions in addition to those concerning diversification, including quality and maturity standards.

     The current restrictions state as follows:

     "The Fund may not...

     with respect to 75% of its total assets taken at market value, purchase more than 10% of the voting securities of any one issuer or invest more than 5% of the value of its total assets in the securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities and except securities of other investment companies;"

     The proposed amended fundamental restriction, would read as follows for the
Fund:

     "The Fund may not...

     with respect to 75% of the Fund's total assets, purchase more than 10% of the voting securities of any one issuer or invest more than 5% of the value of the total assets of the Fund in the securities of any one issuer (except for investments in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, cash and cash equivalents and securities of other investment companies), provided that the amount of the total assets of the Fund that may be invested in the securities of any one issuer will, instead, be limited in accordance with federal law, regulation and regulatory interpretation applicable to money market funds, as amended from time to time."

     The Trustees have determined that it would be in the best interest of the Fund to operate in accordance with the Rule, as amended. The Trustees have also determined that the diversification standards of the Rule, rather than the current restrictions stated above, should govern the activities of the Fund. The modification to the diversification restriction will give the Fund greater flexibility to obtain commitments from third parties to assure that particular portfolio securities satisfy the Fund's credit, maturity and liquidity standards.

     Scudder believes that the protections of the Rule, including its diversification and other requirements can fairly be characterized as stricter overall than what is otherwise required by the 1940 Act. The Rule is designed specifically for money market funds and imposes what is considered to be strict but appropriate regulation of these funds. The Rule should govern the operation of such funds to the extent that the specific Rule might conflict with the general diversification requirements applicable to all mutual funds regardless of investment objectives and policies. Therefore a change in the Fund's diversification restriction to be consistent with the Rule will provide the Fund with desirable flexibility (within the parameters of a very restrictive Rule), will permit the Fund to operate more effectively, and will be consistent with the investment objectives of the Fund and with the best interests of the Fund and its shareholders.

                             ADDITIONAL INFORMATION

Investment Manager

     Scudder is one of the most experienced investment counsel firms in the United States. It was established in 1919 as a partnership and was restructured as a Delaware corporation in 1985. The principal source of Scudder's income is professional fees received from providing continuing investment advice. Scudder's subsidiary, Scudder Investor Services, Inc., Two International Place, Boston, MA 02110, acts as the principal underwriter for shares of registered open-end investment companies. Scudder provides investment counsel for many individuals and institutions, including insurance companies, endowments, industrial corporations and financial and banking organizations.

     Scudder is a Delaware corporation. Daniel Pierce* is the Chairman of the Board of Scudder. Edmond D. Villani# is the President and Chief Executive Officer of Scudder. Stephen R. Beckwith#, E. Michael Brown*, Lynn S. Birdsong#, Nicholas Bratt#, Mark S. Casady*, Linda C. Coughlin*, Margaret D. Hadzima*, Jerard K. Hartman#, Richard A. Holt@, Dudley H. Ladd*, John T. Packard+++, Kathryn L. Quirk#, Cornelia M. Small# and Stephen Wohler* are the other members of the Board of Directors of Scudder. The principal occupation of each of the above named individuals is serving as a Managing Director of Scudder.

     All of the outstanding voting and nonvoting securities of Scudder are held of record by Stephen R. Beckwith, Juris Padegs, Daniel Pierce and Edmond D. Villani in their capacity as the representatives (the "Representatives") of the beneficial owners of such securities, pursuant to a Security Holders' Agreement among Scudder, the beneficial owners of securities of Scudder and the Representatives. Pursuant to the Security Holders' Agreement, the Representatives have the right to reallocate shares among the beneficial owners from time to time. Such reallocation will be at net book value in cash transactions. All Managing Directors of Scudder own voting and nonvoting stock and all Principals own nonvoting stock.

Brokerage Commissions on Portfolio Transactions

     To the maximum extent feasible Scudder places orders for portfolio transactions through Scudder Investor Services, Inc. (the "Distributor") (a corporation registered as a broker/dealer and a subsidiary of Scudder), which in turn places orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. The Distributor receives no commissions, fees or other remuneration from the Fund for this service. Allocation of portfolio transactions is supervised by Scudder.

     During the fiscal year ended December 31, 1995, the Fund paid no brokerage commissions.

Other Matters

     The Board of Trustees does not know of any matters to be brought before the Meeting other than those mentioned in this Proxy Statement. The appointed proxies will vote on any other business that comes before the Meeting or any adjournments thereof in accordance with their best judgment.

     Please complete and sign the enclosed proxy card(s) and return it in the envelope provided so that the Meeting may be held and action may be taken, with the greatest possible number of shares participating, on the matters described in this Proxy Statement. This will not preclude your voting in person if you attend the Meeting.

Miscellaneous

     Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by Officers of the Fund, personnel of Scudder or an agent of the Fund for compensation. The expenses

---------------------------

*   Two International Place, Boston, Massachusetts

#   345 Park Avenue, New York, New York

+++ 101 California Street, San Francisco, California

@   Two Prudential Plaza, 180 North Stetson, Suite 5400, Chicago, Illinois
connected with the solicitation of proxies and with any further proxies which may be solicited will be borne by the Fund. The Fund will reimburse banks, brokers and other persons holding the Fund's shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

     In the event that sufficient votes in favor of the proposals set forth in the Notice of Special Meeting are not received by December 10, 1996, the persons named as appointed proxies on the enclosed proxy card(s) may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as appointed proxies on the enclosed proxy card(s) will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

Shareholder Proposals

     Shareholders wishing to submit proposals for inclusion in a proxy statement for any subsequent shareholders' meeting should send their written proposals to Thomas F. McDonough, Secretary of the Fund, c/o Scudder, Stevens & Clark, Inc., Two International Place, Boston, MA, 02110 within a reasonable time before the solicitation of proxies for such shareholders' meeting. The timely submission of a proposal does not guarantee its inclusion.

Two International Place                     By Order of the Board of Trustees
Boston, MA 02110                            THOMAS F. MCDONOUGH
October 28, 1996                            Secretary

PROXY                      SCUDDER TAX FREE MONEY FUND                     PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

              Special Meeting of Stockholders -- December 10, 1996

   The undersigned  hereby appoints David S. Lee, E. Michael Brown and George M.
Lovejoy, Jr. and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of Scudder Tax Free Money Fund, which the undersigned is entitled to vote at the Special Meeting of Stockholders of Scudder Tax Free Money Fund to be held at the offices of Scudder, Stevens &
Clark, Inc., 13th Floor, Two International  Place, Boston, MA 02110, on Tuesday,
December 10, 1996 at 10:15 a.m., eastern time, and at any adjournments  thereof.
Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR each numbered item listed below.
1. The election of Trustees;

   FOR all nominees listed below                    WITHHOLD  AUTHORITY
   (except as marked to the contrary below)  / /    to vote for all nominees listed below   / /


Nominees:  David S. Lee, E. Michael Brown,  Dawn-Marie Driscoll,  Peter B. Freeman,  George M.
Lovejoy, Jr., Kathryn L. Quirk and Jean C. Tempel

(INSTRUCTION:  To withhold authority to vote for any individual nominee,  write that nominee's name on the space provided below.)
                                   ----------------------------------

                                                                     (continued on other side)


2.   Ratification of the selection of Coopers & Lybrand L.L.P. as the Fund's              FOR  / /  AGAINST  / /    ABSTAIN  / /
     independent accountants;
3.   Approval of the elimination or amendment of certain fundamental  investment          FOR  / /  WITH-    / /    FOR ALl  / /
     policies.                                                                                      HOLD            EXCEPT

     If you do not wish your shares voted "FOR" a particular Amendment, mark the "FOR                          A  B  C  D  E  F
     ALL EXCEPT" box and strike a line through that Amendment's  letter.  Your shares shall be voted for the remaining Amendments.

The Proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.


                                                     Please sign exactly as your name or names appear.
                                                     When signing as attorney, executor, administrator,
                                                     trustee or guardian, please give  your  full
                                                     title  as such.

                                                     ------------------------------------------------
                                                                  (Signature of Stockholder)


                                                     -----------------------------------------------
                                                            (Signature  of joint  owner, if any)

Date                           , 1996
     --------------------------

              PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE
                             NO POSTAGE IS REQUIRED